EXHIBIT “C”
NOTICE TO EXERCISE CLAIMS AND TRACT OF
BYERS BROOK LICENSE
F.K.A. BLACKFLY EXPLORATION & MINING

-and-

NOTICE TO PURCHASE RESTRICTED COMMON SHARES OF
NSU RESOURCES INC
F.K.A. BIO-CARBON SOLUTIONS INTERNATIONAL, INC.

NSU Resources, Inc. Hereby gives notice to exercise its option for the mineral rights as described under the terms and conditions of this Mineral Rights Assignment Agreement for the Tract, Claims and Map Sheet, situated at or near Warwick Mountain in the County of Colchester, described as:

MAP SHEET: 11 E 11 B

TRACT:           __103____

CLAIMS:         ___CD________

Shares Issued: _6,000,000______________, Restricted Common Shares of NSU Resources Inc

Date of Exercise:_November 3, 2011______________

Matthew Sacco and/or his assigns hereby agrees to purchase ___6,000,0000_________, Restricted Common Shares of NSU Resources, Inc. for the assignment of the Mineral Rights as described in the table above.

NSU RESOURCES, INC.

By:
Date: __November 3, 2011________

Dr. Luc C. Duchesne, President & CEO

MATTHEW SACCO

By:
Date: __November 3, 2011________

Matthew Sacco

EXHIBIT “C”
NOTICE TO EXERCISE CLAIMS AND TRACT OF
SHATTER LAKE LICENCE
F.K.A. CLEAR LAKE RESOURCES INC

-and-

NOTICE TO PURCHASE RESTRICTED COMMON SHARES OF
NSU RESOUCES INC
F.K.A. BIO-CARBON SOLUTIONS INTERNATIONAL, INC.

NSU Resources, Inc. Hereby gives notice to exercise its option for the mineral rights as described under the terms and conditions of this Mineral Rights Assignment Agreement for the Tract, Claims and Map Sheet, situated at or near Warwick Mountain in the County of Colchester, described as:

MAP SHEET: 11 E 11 B

TRACT:          __67____

CLAIMS:        __ABCD*EFG*H*JKL*M_____________

Shares Issued: ___7,500,000_________________, Restricted Common Shares of NSU Resources Inc

Date of Exercise:__November 3, 2011______________

Matthew Sacco and/or his assigns hereby agrees to purchase __7,500,000______________, Restricted Common Shares of NSU Resources Inc for the assignment of the Mineral Rights as described in the table above.

NSU RESOURCES INC

By:
Date: __November 3, 2011_______

Dr. Luc C. Duchesne, President & CEO

MATTHEW SACCO

By:
Date: __November 3, 2011_______

Matthew Sacco